UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  January 3, 2006
UNITED DOMINION REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1745 Shea Center Drive,
Suite 200,
Highlands Ranch, Colorado
80129

(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     The Board of Directors of United Dominion Realty Trust, Inc. (the “Company”) has approved the terms of the compensation to be paid to each non-management director of the Company in respect of his or her service on the Board of Directors effective for the 2006 fiscal year. A summary describing the elements of such compensation is filed as Exhibit 10.1 to this report and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Summary of 2006 Director Compensation

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.
Date: January 6, 2006	/s/ Scott A. Shanaberger
Scott A. Shanaberger
Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

10.1	Summary of 2006 Director Compensation